              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 15, 2005

                     NAVISTAR FINANCIAL 2005-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            333-115716-01                               51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On September 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of August 2005
            for the NAVISTAR FINANCIAL 2005-A OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2005-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  September 27, 2005                 By:/s/ Paul Martin
-----------------------                          --------------------------
                                                 Paul Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2005-A Owner Trust
               Monthly Servicer Certificate #2, dated September 15, 2005

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                                Exhibit 20

                   Navistar Financial 2005 - A Owner Trust
                         For the Month of August 2005
                   Distribution Date of September 15, 2005
                           Servicer Certificate  #2

Original Pool Amount                                             $384,995,849.09
Subsequent Receivables (transferred ) 08/19/05                   $150,688,045.07
Subsequent Receivables (transferred )                                      $0.00
Subsequent Receivables (transferred )                                      $0.00
                                                                 ---------------
Total Aggregate Starting Receivables Balance                     $535,683,894.16

Beginning Pool Balance                                           $376,122,559.09
     Beginning Pool Factor                                             0.9769522
Beg. Prefunding Account Balance                                  $363,179,130.16
                                                                 ---------------
     Total beginning                                             $739,301,689.25

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,912,265.04
     Interest Collected                                            $3,428,628.03
     Mandatory Prepayments                                                 $0.00

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds/Recoveries                                       $0.00
Total Additional Deposits                                                  $0.00

Repos/Chargeoffs                                                           $0.00
Aggregate Number of Notes Charged Off                                          0

Total Available Funds                                             $16,340,893.07

Ending Pool Balance                                              $513,898,339.12
     Ending Pool Factor                                                0.9593313
End Prefunding Account Balance                                   $213,244,525.32
                                                                 ---------------
     Total Ending                                                $727,142,864.44

Servicing Fee                                                        $313,435.47
     memo: Servicer will allocate $1,500.00 of Servicing
           Fee as Administration Fee
Repayment of Servicer Advances                                             $0.00

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Current Weighted Average APR:                                             7.794%
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Current Weighted Average Remaining Term (months):                          53.33
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Delinquencies                                                            Dollars    Notes
                             Installments: 1 - 30 days              1,044,297.50    1,122
                                           31 - 60 days                92,584.29       85
                                           60+  days                    7,578.18        9

                                    Total:                          1,144,459.97    1,122
                                 Balances: 60+  days                  388,475.00        9

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Navistar Financial 2005 - A Owner Trust
For the Month of August 2005
                                                                    NOTES                                CLASS B        CLASS C
                             TOTAL        CLASS A - 1    CLASS A - 2    CLASS A - 3     CLASS A - 4       NOTES          NOTES
                       $746,250,000.00 $106,000,000.00 $211,000,000.00 $253,000,000.00 $131,250,000.00 $30,000,000.00 $15,000,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  (1)               100.00%           0.00%           0.00%           0.00%          0.00%          0.00%

      Coupon                                   3.6159%         4.0900%         4.2200%         4.4300%        4.4200%        4.8400%

Collected Principal     $12,912,265.04
Collected Interest       $3,428,628.03
Charge - Offs                    $0.00
Liquidation Proceeds/Recoveries  $0.00

Servicing & Administration
   Fee                     $313,435.47
Investment Earnings from
   Pre-Funding Acct.       $889,842.58
Cash Transfer from
   Negative Carry Acct.    $354,060.87
Cash Transfer from
   Pre-Funding Acct.             $0.00
Cash Transfer from
   Reserve Account               $0.00
Total Collections Avail.
   for Debt Service     $17,271,361.05

Beginning Bond Balance $735,997,416.01   $95,747,416.01 $211,000,000.00$253,000,000.00 $131,250,000.00 $30,000,000.00 $15,000,000.00

Interest Due (2)         $2,562,530.06      $298,123.81     $719,158.33    $889,716.67     $484,531.25    $110,500.00     $60,500.00
Interest Paid            $2,562,530.06      $298,123.81     $719,158.33    $889,716.67     $484,531.25    $110,500.00     $60,500.00
Priority Principal Due   $8,854,551.57    $8,854,551.57           $0.00          $0.00           $0.00          $0.00          $0.00
Priority Principal Paid  $8,854,551.57    $8,854,551.57           $0.00          $0.00           $0.00          $0.00          $0.00
Regular Principal Due   $12,629,602.93   $12,629,602.93
Regular Principal Paid   $5,854,279.42    $5,854,279.42
Mandatory Prepayments
   Class A-1 only                $0.00
Total Principal Paid    $14,708,830.99   $14,708,830.99           $0.00          $0.00           $0.00          $0.00          $0.00

Ending Bond Balance    $721,288,585.02   $81,038,585.02 $211,000,000.00$253,000,000.00  $131,250,000.00 $30,000,000.00$15,000,000.00
Note/Certificate Pool Factor
   (Ending Balance/Original Pool Amt.)        0.7645150       1.0000000      1.0000000        1.0000000      1.0000000     1.0000000

Total Distributions     $17,271,361.05   $15,006,954.80     $719,158.33    $889,716.67      $484,531.25    $110,500.00    $60,500.00

Interest Shortfall               $0.00            $0.00           $0.00          $0.00            $0.00          $0.00         $0.00
Priority Principal Shortfall     $0.00            $0.00           $0.00          $0.00            $0.00          $0.00         $0.00
   Total Shortfall               $0.00            $0.00           $0.00          $0.00            $0.00          $0.00         $0.00

Excess Servicing
   (see Memo Item-Reserve Acct.) $0.00

(a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) to the remaining Class A Notes, sequentially to the
Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes until each class is paid in full, an amount equal to the amount required to reduce the outstanding principal amount of the Class A Notes to an amount equal to 92.97% of the amount by which the sum of the aggregate receivables balance of the receivables in the trust and the balance of the pre-funding account as of the last day of the prior calendar month exceeds the target overcollateralization amount for that distribution date. (c) to the Class B
Notes, in an amount equal to the amount required to reduce the outstanding principal amount of the Class B Notes to an amount equal to 4.69% of the amount by which the sum of the aggregate receivables balance of the receivables in the trust and the balance of the pre-funding account as of the last day of the prior calendar month exceeds the target overcollateralization amount for that distribution date; and (d) to the Class C Notes, in an amount equal to the amount required to reduce the outstanding principal amount of Class C Notes to an amount equal to 2.34% of the amount by which the sum of the aggregate receivables balance of the receivables in the trust and the balance of the pre-funding account as of the last day of the prior calendar month exceeds the target overcollateralization amount for that distribution date.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and priority principal on other classes.)
(* z represents previously paid interest, priority principal and regular principal on other classes.)

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Navistar Financial 2005 - A Owner Trust
For the Month of August 2005

RESERVE ACCOUNT

Opening balance                                                    $3,849,958.49
+    Sub Sale 1                                                    $1,506,880.45
+    Sub Sale 2                                                            $0.00
+    Sub Sale 3                                                            $0.00
+    Invest. Income                                                    $6,753.61
+    Excess Serv.                                                          $0.00
+    Transfer (to) Collections Acct line item #16                          $0.00
                                                                 ---------------
     Beginning Reserve Balance                                     $5,363,592.55
     Specified Reserve Account Balance                             $5,356,838.94
     Reserve (Release) / Deposit                                     ($6,753.61)
     Ending Reserve Balance                                        $5,356,838.94

Noteholders Percent Trigger:                                               1.00%
     Ending Reserve Account Balance not less than 1% of Initial Aggregate Receivables Balance

Trigger:  Is Minimum < 1.0%                                                   No

OVERCOLLATERALIZATION (Certificate D)                                             --------------------------------------------------
Opening balance                                                    $3,304,273.24  Memo Item:
+    Sub Sale 1                                                      $753,440.23  Ending Pool Balance               $513,898,339.12
+    Sub Sale 2                                                            $0.00  End Prefunding Account Balance    $213,244,525.32
+    Sub Sale 3                                                            $0.00  Ending Bond Balance              ($721,288,585.02)
                                                                                                                   ----------------
                                                                                  Overcollateralization Ending Bal.   $5,854,279.42
                                                                                  --------------------------------------------------
     Beginning Overcollateralization Balance                       $4,057,713.47
     Target Overcollateralization Balance                         $12,629,602.93
     Overcollateralization (Release)/Deposit                       $1,796,565.96
     Ending Overcollateralization Balance                          $5,854,279.42
     % of the Aggregate Receivables Balance as of the
     close of business on the last day of the related                      1.14%

MEMO ITEM - ADVANCES:

   Prior Month Servicer Advances                                   $1,261,443.33
   Servicer Advances - Current Month                                  $21,182.33
   Total Outstanding Servicer Advances                             $1,282,625.66

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Navistar Financial 2005-A Owner Trust

         Pre-Funding Account:

                 Beginning Balance 8/15/05                                            $363,179,130.16
                 Plus: Investment Earnings                                                $889,842.58
                 Less: 08/19/05 SubSale#1 Transfer                                   ($149,934,604.84)
                 Less: Investment Earnings to Collection Account                         ($889,842.58)
                                                                                     ----------------
                 Ending Balance 9/15/05                                               $213,244,525.32

         Negative Carry Account:

                 Beginning Balance 8/15/05                                              $4,589,270.74
                 Plus: Investment Earnings                                                  $8,580.89
                 Less: 9/14/05 Negative Carry Amount to Collections Account              ($354,060.87)
                 Less: Investment Earnings Distributed to Seller                           ($8,580.89)
                                                                                       --------------
                 Subtotal                                                               $4,235,209.87
                 Less: Required Negative Carry Account Balance                          $2,256,031.99
                                                                                       --------------
                 Subtotal:  Excess over the Required Negative Carry Account Balance     $1,979,177.88
                 Less:  Excess released to Seller on 9/15/05                            $1,979,177.88

                 Ending  Account Balance 9/15/05                                        $2,256,031.99

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